UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2010

P & F INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

445 Broadhollow Road, Suite 100, Melville, New York 11747

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (631) 694-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2010, the Board of Directors (the “Board”) of P&F Industries, Inc. (the “Registrant”) held a Meeting (the “Board Meeting”) immediately following the Registrant’s 2010 Annual Meeting of Stockholders.  At the Board Meeting, the Board reconstituted the composition of the Board’s Compensation Committee and Stock Option Committee, so that, effective immediately, the members of such committees were Kenneth M. Scheriff (who was appointed as Chairman of each such committee) and Jeffrey D. Franklin, who also remained Chairman of the Audit Committee.  All other committees of the Board remained unchanged.

At the Board Meeting, the Board also established the position of Lead Independent Director to preside at executive sessions of the non-employee directors and to serve as the principal liaison between the non-employee directors and the Chairman of the Board.  The Board appointed Marc A. Utay to serve as the initial Lead Independent Director in addition to his continuing role as Chairman of the Nominating Committee of the Board.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 3, 2010, the Registrant held the 2010 Annual Meeting of Stockholders. At the 2010 Annual Meeting of Stockholders, the stockholders (i) elected three (3) directors to terms that expire at the 2013 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified and (ii) ratified the appointment of J.H. Cohn LLP as the Registrant’s independent registered public accounting firm for the year 2010.  Set forth below are the final voting results for each of the proposals:

1.     Election of directors:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes

Robert L. Dubofsky	2,155,419	1,008,463	268,600

Alan I. Goldberg	2,219,347	944,535	268,600

Richard A. Horowitz	2,230,522	933,360	268,600

There were no abstentions applicable to this proposal.

The terms of Jeffrey D. Franklin, Dennis Kalick, Kenneth M. Scheriff, Mitchell A. Solomon and Marc A. Utay as directors of the Registrant continued after the 2010 Annual Meeting of Stockholders.

2.     Proposal to ratify the appointment of J.H. Cohn LLP as the Registrant’s independent registered public accounting firm for the year 2010:

Votes For	Votes Against	Votes Abstained

3,220,090	229,422	10,868

There were no broker non-votes applicable to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P & F INDUSTRIES, INC.

Date: June 8, 2010
	By:	/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr.
Vice President,
Chief Operating Officer and
Chief Financial Officer